Exhibit 10.31
GLU MOBILE INC.
WRITTEN CONSENT AND AGREEMENT TO CONVERT
     This Written Consent and Agreement to Convert (this “Agreement”) is entered into and made as of February 28, 2007 by and among Glu Mobile Inc., a California corporation (“Glu California”), Glu Mobile Inc., a Delaware corporation that will be the successor-in-interest to the Glu California following the proposed reincorporation of the Company in Delaware (“Glu Delaware” and collectively with Glu Delaware, the “Company”), and certain holders of shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock and Special Junior Preferred Stock (sometimes collectively referred to, irrespective of series, as “Preferred Stock”) identified on Exhibit A hereto (the “Investors”).
RECITALS
     WHEREAS, the Company has filed a Registration Statement on Form S-1, File No. 333-139493 (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the proposed initial public offering of the Company’s Common Stock (the “IPO”).
     WHEREAS, under Article III, Section (B)(3)(b)(1) of each of the current Glu California Amended and Restated Articles of Incorporation (the “Glu California Charter”) and Article V, Section 3(b)(1) of the proposed Glu Delaware Restated Certificate of Incorporation that will become effective upon the consummation of the proposed reincorporation (the “Glu Delaware Charter” and collectively with the Glu California Charter, the “Charter”), each share of the Company’s Preferred Stock shall automatically be converted into shares of Common Stock upon the effectiveness of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act at a per share price of at least $4.50 (as adjusted for recapitalizations stock combinations, stock dividends, stock splits and the like) and for an aggregate offering price of not less than $50,000,000.
     WHEREAS, the Company currently anticipates that the proposed offering price per share in the IPO (the “IPO Price Per Share”) will be within a range that is less than $4.50, as adjusted for recapitalizations stock combinations, stock dividends, stock splits and the like.
     WHEREAS, under Article III, Section (B)(3)(b)(2) of the Glu California Charter and Article V, Section 3(b)(2) of the Glu Delaware Charter, each share of the Company’s Preferred Stock shall automatically be converted into shares of Common Stock upon the date specified pursuant to an election to convert all Preferred Stock into Common Stock by holders of at least a majority of the then outstanding shares of Preferred Stock, including the holders of at least (i) a majority of the then outstanding shares of Series A Preferred Stock, (ii) at least 66 2/3% of the outstanding shares of Series B Preferred Stock, (iii) a majority of the then outstanding shares of Series C Preferred Stock, and (iv) 72% of the outstanding shares of Senior Preferred Stock (as defined therein), in the case of (i), (ii), and (iii) above, each voting as a separate series, and, in the case of (iv) above, voting together as a single series, in each case on an as-converted to

Common Stock basis, at a duly held meeting or by written consent or other agreement (collectively, the “Required Preferred Holders”).
     WHEREAS, the Investors and the Company desire to enter into this Agreement, pursuant to Article III, Section (B)(3)(b)(2) of the Glu California Charter and Article V, Section 3(b)(2) of the Glu Delaware Charter, to elect to convert all of the Company’s shares of Preferred Stock to Common Stock upon the closing of the IPO.
     WHEREAS, the Investors desire that the Company complete the IPO in order to gain liquidity for their investment in the Company and in order for the Company to raise additional working capital.
     WHEREAS, as an inducement to certain holders of the Company’s Series D Preferred Stock and Series D-1 Preferred Stock to enter into this Agreement, the Company desires to issue certain warrants to purchase shares of its Common Stock and the other Investors desire to waive participation in such issuance and application of any anti-dilution adjustment related thereto, as described below.
AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Agreement to Convert. Each Investor hereby irrevocably elects, pursuant Article II, Section (B)(3)(b)(2) of the Glu California Charter and Article V, Section 3(b)(2) of the Glu Delaware Charter, to convert, effective upon the closing of the IPO pursuant to the Registration Statement, all shares of the Company’s Preferred Stock into shares of Common Stock, such conversion to be effected as provided for in the Glu Delaware Charter, as then in effect; provided, however, that such election is contingent upon the Registration Statement having been declared effective by the Securities and Exchange Commission on or before March 31, 2007. Each Investor hereby understands and agrees that the election to convert pursuant to this Section 1 is effective and irrevocable irrespective of the IPO Price Per Share, so long as the IPO Price Per Share is approved by the Pricing Committee of the Company’s Board of Directors.
     2. Agreement to Issue Warrants. As an inducement to certain holders of the Company’s Senior Preferred Stock, the Company hereby agrees, concurrently with the effectiveness of this Agreement, to issue to each of Granite Global Ventures II L.P. and TWI Glu Mobile Holdings Inc. a warrant to purchase 408,306 shares of the Company’s Common Stock in substantially the form attached hereto as Exhibit B (the “Warrants”).
     3. Agreement Regarding Definition of “Additional Shares of Common Stock”. Each undersigned holder does hereby determine, consent agree and approve, by written consent without a meeting, pursuant to Section 603(a) of the California Corporations Code, Section 228 of the Delaware General Corporation Law and the Bylaws of the Company, effective as of the date first set forth above, that pursuant to Article III, Section (B)(3)(d)(i)(L) of the Glu California Charter and Article V, Section 3(d)(i)(3)(L) of the Glu Delaware Charter, the Warrants to be

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issued pursuant to Section 2 hereof, and any shares issued upon exercise of such Warrants, shall not be deemed “Additional Shares of Common Stock” as such term is defined in the Charter.
     4. Waiver of Right of First Offer. Pursuant to Section 8.6 of the Amended and Restated Investors’ Rights Agreement, dated as of March 29, 2006 (the “Rights Agreement”), each Investor hereby waives, for purposes of applicability both individually and to all parties to the Rights Agreement, (a) the right of first offer set forth in Section 8.1 of the Rights Agreement with respect to the Warrants (and any shares issuable pursuant thereto) and (b) any rights to notice required in the Rights Agreement with respect to the issuance of the Warrants (or such shares).
     5. Amendment of Investor Rights Agreement. Pursuant to Section 12 of the Rights Agreement, provided that the Registration Statement is declared effective by the Securities and Exchange Commission on or before March 31, 2007, each Investor hereby agrees that the definition of “Registrable Securities” in Section 1 of the Rights Agreement is amended and restated, effective as of the closing of the IPO, to read in its entirety as follows:
“Registrable Securities” means (1) the Senior Conversion Stock and any Common Stock of the Company issuable or issued with respect to the Senior Preferred Stock or Senior Conversion Stock upon any stock split, stock dividend, or similar event, (2) the Common Stock of the Company issued pursuant to the Restricted Stock Purchase Agreement (the “RSPA”) dated as of April 25, 2005 between the Company and the Investor defined as the Purchaser therein, (3) the Common Stock of the Company issuable or issued upon exercise of the warrants to purchase shares of the Company’s Common Stock, dated as of February 28, 2007, issued to Granite Global Ventures II L.P. and TWI Glu Mobile Holdings Inc. pursuant to the Written Consent and Agreement to Convert, dated as of February 28, 2007, between the Company and certain Investors, or (4) the Exchange Related Shares provided, however, that the Exchange Related Shares shall not be deemed Registrable Securities and the Holders of Exchange Related Shares shall not be deemed Initiating Holders or Major Holders for the purposes of Sections 5.1, 6 and 8 and provided further however, that the term “Registrable Securities” shall exclude in all cases any shares of Common Stock issued upon conversion of Preferred Stock pursuant to Article III, Section B.3(e) of the Company’s Amended and Restated Articles of Incorporation (or any successor thereto) (the “Restated Articles”) (which Paragraph is entitled “Special Mandatory Conversion”), as such provision may be amended from time to time (“Special Mandatory Conversion Shares”). In addition, securities shall only be treated as Registrable Securities if and so long as (i) they have not been registered or sold to or through a broker, dealer, market maker or underwriter in a public distribution or a public securities transaction and (ii) the registration rights with respect to such securities have not terminated pursuant to Section 5.10 below.”

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     6. Agreement Regarding Participation in the IPO. By their execution of this Agreement, each of Granite Global Ventures II L.P., GGV II Entrepreneurs Fund L.P. and TWI Glu Mobile Holdings Inc. (and any funds affiliated with any such entity that hold securities of the Company) agrees that, provided that the Registration Statement is declared effective by the Securities and Exchange Commission on or before March 31, 2007 and the Warrants have been issued to them, then each such Investor waives any rights it may have to participate as a selling security holder in the IPO.
     7. Miscellaneous.
          7.1. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          7.2. Entire Agreement. This Agreement and the Warrants constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.
          7.3. Amendment; Waiver. This Agreement may be amended and any provision hereof waived only by the written consent of both the Company and each of the Required Preferred Holders.
          7.4. Severability. In the event any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect, with such provision being replaced with an enforceable provision closest in intent and economic effect to the severed provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of any party to this Agreement.
          7.5. Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between or among California residents entered into and to be performed entirely within California.
          7.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.
          7.7. Facsimile; PDF Signatures. This Agreement may be executed and delivered by facsimile or portable document format (.pdf or similar format) via electronic transmission and upon such delivery, the facsimile or .pdf signature will be deemed to have the same effect as if the original signature had been delivered to the other party.
          7.8. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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          7.9. Attorneys’ Fees. If any legal action is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
          7.10. Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
SIGNATURE PAGES FOLLOW

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     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

GLU MOBILE INC.,
a California Corporation

By:	/s/ L. Gregory Ballard

L. Gregory Ballard,
Its:	President and Chief Executive Officer

Address:	1800 Gateway Drive, Suite 200
San Mateo, CA 94404

     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

GLU MOBILE INC.,
a Delaware Corporation

By:	/s/ L. Gregory Ballard

L. Gregory Ballard,
Its:	President and Chief Executive Officer

Address:	1800 Gateway Drive, Suite 200
San Mateo, CA 94404

     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its:	General Partner

By:	/s/ Eugene A. Trainor, III

Name:	Eugene A. Trainor, III

Its:	Administrative General Partner & Chief Operating Officer

Address:	2490 Sand Hill Road
Menlo Park, CA 94025
Fax:	(650) 854-9397

NEA VENTURES 2001, L.P.

By:	/s/ Louis A. Citron

Its:	Vice-President

By:

Name:

Its:

Address:	2490 Sand Hill Road
Menlo Park, CA 94025
Fax:	(650) 854-9397

     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

INVESTORS:

SIENNA LIMITED PARTNERSHIP III, L.P.

By:	Sienna Associates III, L.L.C.
Its:	General Partner

By:	/s/ Daniel L. Skaff

Daniel L. Skaff, Managing Member

Address:	2330 Marinship Way, Suite 130
Sausalito, CA 94965
Fax:	(415) 339-2808

     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

INVESTORS:

GRANITE GLOBAL VENTURES II L.P.

By:	Granite Global Ventures II L.L.C., its General Partner

By:	/s/ Hany Nada

Name:	Hany Nada
Its:	Managing Director

Address:	c/o Granite Global Ventures
2494 Sand Hill Road
Suite 100
Menlo Park, CA 94025
Fax:	(650) 475-2151

GGV II ENTREPRENEURS FUND L.P.

By:	Granite Global Ventures II L.L.C., its General Partner

By:	/s/ Hany Nada

Name:	Hany Nada
Its:	Managing Director

Address:	c/o Granite Global Ventures
2494 Sand Hill Road
Suite 100
Menlo Park, CA 94025
Fax:	(650) 475-2151

     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

INVESTORS:

BAVP, L.P.

By:	Scale Venture Management I, LLC
Its:	General Partner

By:	/s/ Sharon Wienbar

Name:	Sharon Wienbar

Address:	950 Tower Lane, Suite 700
Foster City, CA 94404
Attn:	Sharon Wienbar
Fax:	(650) 378-6040
Title:	Member

     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

INVESTORS:

TWI GLU MOBILE HOLDINGS INC.

By:	/s/ Rachel Lam

Rachel Lam, Vice President

Address:	c/o Time Warner Investments
One Time Warner Center
New York, NY 10019
Fax:	(212) 484-7265

     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

INVESTORS:
JAFCO AMERICA TECHNOLOGY FUND III, LP
JAFCO AMERICA TECHNOLOGY CAYMAN FUND III, LP
JAFCO USIT FUND III, LP
JAFCO AMERICA TECHNOLOGY AFFILIATES FUND III, LP

By:	/s/ Barry J. Schiffman

Barry J. Schiffman
Managing Member
JAV Management Associates III, L.L.C.
Its General Partner

Address:	300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn:	Jon Callaghan
Fax:	(650) 328-2818

GLOBESPAN CAPITAL PARTNERS IV, L.P.
GCP IV AFFILIATES FUND, L.P.
JAFCO GLOBESPAN USIT IV, L.P.

By:	Globespan Management Associates IV, L.P., its sole General Partner
By:	Globespan Management Associates IV, LLC, its sole General Partner

By:	/s/ Barry J. Schiffman

Barry J. Schiffman
Member

Address:	300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn:	Jon Callaghan
Fax:	(650) 328-2818

     IN WITNESS WHEREOF, the parties have executed this Written Consent and Agreement to Convert as of the date first above written.

INVESTORS:

GLOBESPAN CAPITAL PARTNERS (CAYMAN) IV, L.P.

By:	Globespan Management Associates (Cayman) IV, L.P., its sole General Partner
By:	Globespan Management Associates IV, LLC, its sole General Partner

By:	/s/ Barry J. Schiffman

Barry J. Schiffman
Member

Address:	300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn:	Jon Callaghan
Fax:	(650) 328-2818

GLOBESPAN CAPITAL PARTNERS IV GmbH & Co. KG

By:	Globespan Management Associates IV, GmbH its General Partner

By:	/s/ Barry J. Schiffman

Barry J. Schiffman
Managing Director

Address:	300 Hamilton Avenue Top Floor
Palo Alto, CA 94301
Attn:	Jon Callaghan
Fax:	(650) 328-2818